GAM FUNDS, INC.

                          SUPPLEMENT TO THE PROSPECTUS

                              DATED APRIL 30, 2003


Effective October 13, 2003, the 1.00% front-end sales charge imposed on purchases of Class C Shares of the series of GAM Funds, Inc. (the "Funds") will be eliminated. In connection with the elimination of the front-end sales charge on the Class C Shares, the Prospectus is amended as follows:

In each section entitled "Fees and Expenses of the Fund," the line item "Maximum Sales Charge (as a percentage of the offering price)" for Class C Shares is revised from " 2.00%" to "1.00%" and the line item "Maximum Front-End Sales Charge (as a percentage of the offering price) for Class C Shares is revised from "1.00%" to "None" for each Fund.

In the section entitled "DISTRIBUTOR" appearing on pages 51 and 52, the fourth sentence in the first paragraph is deleted and replaced as follows:

Compensation payments come from sales charges paid by shareholders at the time of purchase (for Class A and D shares), from GAM Services' resources (for Class B and C shares) and from 12b-1 fees paid out of Fund assets.


On page 54, in the section entitled "A, B, C and D Share Comparison," the line items "TERMS" and "APPROPRIATE FOR INVESTORS" in the column for Class C Shares is revised as follows:

      -------------------------------------------------------------------
                                     Class C

              TERMS Offered at NAV without a front-end sales charge, but with a Contingent Deferred Sales Charge (CDSC) of 1.00% if shares are sold within one year after purchase

      -------------------------------------------------------------------
               APPROPRIATE          o  Who want to invest all money
               FOR INVESTORS           immediately, with no front-end sales
                                       charge

                                    o  With a shorter investment horizon


On page 55, the third paragraph in the second column entitled "Class C Shares" is revised as follows:

Class C Shares are subject to a CDSC on any sale of shares which drops the aggregate value of your Class C Share account below the aggregate amount you have invested during the one year preceding your redemption.

On page 56, the following chart in the section entitled "Front-End Sales Charges on Class A, C and D Shares" is deleted:





Class C Sales Charges
--------------------------------------------------------------------------------
   Sales Charge                 Sales Charge                  Amount Reallowed
   (as % of                     (as % of Net                  to Dealers (as %
   Offering Price)              Amount Invested)              of Offering Price)

      1.00%                        1.01%                           1.00%


Class C shares pay a 1% 12b-1/service fee (all of which is reallowed to dealers beginning in year 2).


Supplement Dated: October 8, 2003